UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/29/2016

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Corporate Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
6-Month	-1.23%	-5.92%	1.33%
1-Year	-3.85	-8.42	-0.16
5-Year	4.97	3.96	3.51
Since Inception (8/2/10)	5.01	4.08	3.26

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*January 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

2	OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

During the reporting period, the Fund’s Class A shares (without sales charge) produced a return of -1.23%. On a relative basis, the Fund underperformed the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 1.33%. In a volatile reporting period, global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities. Against this backdrop, most corporate bond sectors underperformed U.S. Treasuries during the reporting period, resulting in the Fund’s underperformance versus the Index.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The environment led to a turbulent environment for various asset classes, particularly over the second half of 2015 and January 2016. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month.

FUND REVIEW

In this volatile environment, most corporate bond sectors experienced declines. However, the Fund outperformed the Index within the metals and mining sector, where we maintained an underweight position. This sector experienced volatility due to continued concerns surrounding global growth and commodity prices, and so our underweight position proved beneficial.

Detracting from performance on a sector basis were energy and technology. Energy was hit particularly hard due to the dramatic decline in oil prices. Security selection within the sector hurt performance relative to the Index. We maintained an underweight position in energy, which helped limit the losses in the sector to a degree. Our security selection within technology also detracted from relative performance as we held more exposure to BBB-rated bonds relative to the Index, which underperformed A-rated bonds.

3	OPPENHEIMER CORPORATE BOND FUND

STRATEGY & OUTLOOK

Although there will continue to be questions as to the effectiveness of both dovish and hawkish monetary policies, we believe U.S. fixed income markets should be the beneficiary of flows from developed countries where policy easing is extended. As the Fed increases overnight interest rates, it is likely the Treasury yield curve will continue to flatten, as yields on shorter maturity notes rise with the Fed, and long-term rates remain more stable amid continued risk aversion.

As challenges to the global economy continue, it is likely that commodity prices will remain depressed. Although the worst might be behind us, firms producing such commodities will see earnings and balance sheets tested. The Fund remains underweight the energy sector given this view. The Fund has been actively reducing exposure to BB-rated corporate bonds as market sentiment has shifted and contagion has built from issues in other sectors. Historically, BB-rated securities have offered attractive yields for slightly greater credit risk relative to their BBB-rated counterparts.

Krishna Memani Portfolio Manager

4	OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocations*

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	8.3%
Capital Markets	5.6
Oil, Gas & Consumable Fuels	5.5
Electric Utilities	4.5
Diversified Telecommunication Services	4.2
Media	3.8
Insurance	3.3
Beverages	2.8
Automobiles	2.8
Food Products	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	9.0%
AA	5.2
A	29.3
BBB	44.3
BB	7.0
CCC	0.2
Unrated	5.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 29, 2016, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*January 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

5	OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	-1.23%	-3.85%	4.97%	5.01%
Class C (OFICX)	8/2/10	-1.61	-4.57	4.12	4.15
Class I (OFIIX)	11/28/12	-1.02	-3.43	N/A	2.50
Class R (OFINX)	8/2/10	-1.36	-4.09	4.66	4.69
Class Y (OFIYX)	8/2/10	-1.11	-3.62	5.17	5.20

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	-5.92%	-8.42%	3.96%	4.08%
Class C (OFICX)	8/2/10	-2.58	-5.50	4.12	4.15
Class I (OFIIX)	11/28/12	-1.02	-3.43	N/A	2.50
Class R (OFINX)	8/2/10	-1.36	-4.09	4.66	4.69
Class Y (OFIYX)	8/2/10	-1.11	-3.62	5.17	5.20

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/16
Class A	2.75%
Class C	2.14
Class I	3.33
Class R	2.64
Class Y	3.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 1/31/16 and the maximum offering price at the end of the period (including the maximum sales

6	OPPENHEIMER CORPORATE BOND FUND

charge) for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7	OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$1,000.00	$987.70	$4.76
Class C	1,000.00	983.90	8.47
Class I	1,000.00	989.80	2.58
Class R	1,000.00	986.40	5.99
Class Y	1,000.00	988.90	3.52

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.09	4.83
Class C	1,000.00	1,016.36	8.61
Class I	1,000.00	1,022.28	2.62
Class R	1,000.00	1,018.85	6.09
Class Y	1,000.00	1,021.33	3.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.96%
Class C	1.71
Class I	0.52
Class R	1.21
Class Y	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Principal Amount	Value

Mortgage-Backed Obligations—0.3%
Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[1]	$120,000	$124,943

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	61,285	56,116

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.525%, 12/25/35[1]	100,252	97,162

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.781%, 3/25/36[1]	97,590	96,181
Series 2007-AR8, Cl. A1, 2.811%, 11/25/37[1]	70,617	62,514
Total Mortgage-Backed Obligations (Cost $416,060)		436,916

Corporate Bonds and Notes—86.5%

Consumer Discretionary—13.2%

Auto Components—0.8%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	430,000	388,193

Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,038,711
		1,426,904

Automobiles—2.8%

Daimler Finance North America LLC:
2.00% Sr. Unsec. Nts., 8/3/18[2]	425,000	423,186
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	462,000	682,233

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,615,000	1,564,562

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	828,000	835,610

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	420,000	421,836

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	444,000	454,210

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[2]	420,000	420,863
		4,802,500

Diversified Consumer Services—0.5%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	840,000	890,400

Hotels, Restaurants & Leisure—0.9%

Marriott International, Inc., 6.375% Sr. Unsec. Nts., 6/15/17	380,000	403,298

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	563,000	571,670
4.875% Sr. Unsec. Nts., 12/9/45	94,000	95,479

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	410,000	423,811
		1,494,258

Household Durables—1.6%

Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[2]	829,000	853,870

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	328,000	314,880

Newell Rubbermaid, Inc., 3.90% Sr. Unsec. Nts., 11/1/25	900,000	834,161

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	849,000	821,408
		2,824,319

Media—3.8%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	748,000	809,379

10	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Media (Continued)
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[2]	$399,000	$399,633
6.484% Sr. Sec. Nts., 10/23/45[2]	508,000	512,228

Comcast Corp.:
3.375% Sr. Unsec. Nts., 8/15/25	650,000	662,533
4.65% Sr. Unsec. Unsub. Nts., 7/15/42	895,000	916,663

Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	477,981

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	509,000	509,260

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	425,000	429,052

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	600,000	597,822

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	335,859

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	890,000	883,325
		6,533,735

Multiline Retail—0.6%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	820,000	868,175

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	93,000	84,603
		952,778

Specialty Retail—1.8%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	807,989

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	690,000	756,873

Lowe’s Cos, Inc., 4.375% Sr. Unsec. Nts., 9/15/45	429,000	445,377

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	597,871

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	456,030
		3,064,140

Textiles, Apparel & Luxury Goods—0.4%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	664,000	647,400

Consumer Staples—8.4%

Beverages—2.8%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	515,000	516,193
3.65% Sr. Unsec. Nts., 2/1/26	1,206,000	1,222,124
4.90% Sr. Unsec. Nts., 2/1/46	463,000	480,762

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	560,000	809,265

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	715,000	748,069

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	389,834

PepsiCo, Inc., 3.50% Sr. Unsec. Nts., 7/17/25	650,000	684,061
		4,850,308

Food & Staples Retailing—1.4%

CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45	560,000	605,871

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	465,000	491,907
6.50% Sr. Unsec. Nts., 6/15/17	77,000	81,443

Kroger Co., 2% Sr. Unsec. Nts., 1/15/19	103,000	103,642

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,050,000	1,092,104
		2,374,967

11	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food Products—2.6%
Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	$425,000	$418,392

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	893,000	1,041,127

ConAgra Foods, Inc., 4.65% Sr. Unsec. Nts., 1/25/43	395,000	354,293

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	425,000	425,391

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[2]	423,000	434,531
5.20% Sr. Unsec. Nts., 7/15/45[2]	449,000	472,907

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	885,000	885,000

Wm Wrigley Jr Co., 2% Sr. Unsec. Nts., 10/20/17[2]	425,000	426,487
		4,458,128

Household Products—0.6%

Procter & Gamble Co., 1.85% Sr. Unsec. Nts., 2/2/21	1,000,000	1,004,820

Tobacco—1.0%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	495,000	828,911

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	528,000	591,868
6.75% Sr. Unsec. Nts., 6/15/17	400,000	425,654
		1,846,433

Energy—6.7%

Energy Equipment & Services—1.2%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	373,000	333,578

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	465,000	444,337

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[2]	457,000	455,615
4.00% Sr. Unsec. Nts., 12/21/25[2]	897,000	875,529
		2,109,059

Oil, Gas & Consumable Fuels—5.5%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	759,000	577,092

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	635,000	467,228

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	605,000	513,332

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	310,000	217,000

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	201,000	181,693

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	525,000	339,994

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	1,170,000	912,179
4.40% Sr. Unsec. Nts., 4/1/24	400,000	285,911

Enterprise Products Operating LLC:
3.35% Sr. Unsec. Nts., 3/15/23	475,000	430,035
4.85% Sr. Unsec. Nts., 8/15/42	368,000	302,694
4.90% Sr. Unsec. Nts., 5/15/46	125,000	104,329

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	975,000	766,461

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	895,000	837,791
5.45% Sr. Unsec. Nts., 10/14/21[2]	292,000	273,510

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	665,000	559,606

12	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	$400,000	$407,933
4.75% Sr. Unsec. Nts., 3/15/24	428,000	415,360

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,260,000	1,055,360

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	791,000	800,747
		9,448,255

Financials—22.6%

Capital Markets—5.6%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	570,000	577,100

Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	84,000	80,877
5.00% Sr. Unsec. Nts., 6/15/44[2]	414,000	430,635

Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 9/15/22	850,000	861,110

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	975,000	870,030

Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	650,000	633,675
6.25% Sr. Unsec. Nts., 2/1/41	355,000	420,190

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	295,000	293,689

Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	455,000	428,622
4.25% Sr. Unsec. Nts., 11/14/20	275,000	286,424

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	940,000	951,623
5.00% Sub. Nts., 11/24/25	1,279,000	1,351,747

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	753,386

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	853,393

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,4]	810,000	812,754
		9,605,255

Commercial Banks—8.3%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	921,000	917,713

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	711,000	962,114

Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	709,000	681,009

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	846,000	822,942

BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21[3]	813,000	817,518

Branch Banking & Trust Co., 3.625% Sub. Nts., 9/16/25	1,000,000	1,023,786

Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	357,958
3.70% Sr. Unsec. Nts., 1/12/26	450,000	450,755
4.45% Sub. Nts., 9/29/27	419,000	415,473

Cooperatieve Rabobank UA, 4.375% Sub. Nts., 8/4/25	769,000	784,445

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,2,4]	730,000	815,450

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	629,000	650,704

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S1,4	960,000	1,040,400

Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,4]	105,000	116,287
6.657% Jr. Sub. Perpetual Bonds[1,2,4]	565,000	632,094

13	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Banks (Continued)

RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,4]	$640,000	$694,400

Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	276,681

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	165,000	214,360

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,4]	805,000	817,075

US Bank NA (Cincinnati, OH), 1.45% Sr. Unsec. Nts., 1/29/18	864,000	865,897

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S1,4	839,000	848,439
		14,205,500

Consumer Finance—1.5%

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	868,000	829,011

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	748,000	722,831
3.95% Sr. Unsec. Nts., 11/6/24	473,000	476,553

Synchrony Financial:
2.70% Sr. Unsec. Nts., 2/3/20	377,000	371,337
4.25% Sr. Unsec. Nts., 8/15/24	195,000	193,590
		2,593,322

Diversified Financial Services—1.8%

National Rural Utilities Cooperative Finance Corp., 3.25% Sec. Nts., 11/1/25	916,000	935,656

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	832,000	874,901

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	169,633

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	383,123

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	813,000	792,675
		3,155,988

Insurance—3.3%

ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	428,000	436,841
4.35% Sr. Unsec. Nts., 11/3/45	343,000	361,009

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	576,000	590,344

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	663,000	689,321

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	572,000	588,775
4.85% Sr. Unsec. Nts., 8/1/44[2]	619,000	590,313

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,4]	633,000	619,944

Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[1]	309,000	300,116
5.375% Jr. Sub. Nts., 5/15/45[1]	435,000	426,931

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	706,000	721,277

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,4]	440,000	320,320
		5,645,191

Real Estate Investment Trusts (REITs)—1.7%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	355,065
5.90% Sr. Unsec. Nts., 11/1/21	520,000	590,224

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	870,000	861,300

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	758,000	745,693

14	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Welltower, Inc., 4.70% Sr. Unsec. Nts., 9/15/17	$ 400,000	$417,718
		2,970,000

Real Estate Management & Development—0.4%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	726,000	725,271

Health Care—5.3%

Biotechnology—1.4%

AbbVie, Inc.:
1.75% Sr. Unsec. Nts., 11/6/17	430,000	429,633
3.60% Sr. Unsec. Nts., 5/14/25	528,000	529,920
4.70% Sr. Unsec. Nts., 5/14/45	211,000	208,151

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	341,112

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	482,000	487,661
5.00% Sr. Unsec. Nts., 8/15/45	126,000	126,338

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	365,000	373,966
		2,496,781

Health Care Equipment & Supplies—0.7%

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	388,703

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	484,000	509,712

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	348,000	339,809
		1,238,224

Health Care Providers & Services—2.0%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	759,000	769,675

Express Scripts Holding Co., 3.125% Sr. Unsec. Nts., 5/15/16	425,000	427,629

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	761,000	827,588

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	864,263

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	305,000	308,089

Quest Diagnostics, Inc., 3.50% Sr. Unsec. Nts., 3/30/25	250,000	246,142
		3,443,386

Life Sciences Tools & Services—0.4%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	167,000	167,649
4.15% Sr. Unsec. Nts., 2/1/24	451,000	467,736
		635,385

Pharmaceuticals—0.8%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	669,000	680,033
4.75% Sr. Unsec. Nts., 3/15/45	399,000	401,240

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	242,160
		1,323,433

Industrials—8.8%

Aerospace & Defense—2.3%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	950,000	961,487

15	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Aerospace & Defense (Continued)

Lockheed Martin Corp.:
3.55% Sr. Unsec. Nts., 1/15/26	$225,000	$231,118
3.80% Sr. Unsec. Nts., 3/1/45	400,000	365,166

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	425,000	455,155

Orbital ATK, Inc., 5.50% Sr. Unsec. Nts., 10/1/23[2]	850,000	867,000

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	230,260
4.30% Sr. Unsec. Nts., 3/1/24	427,000	438,950

United Technologies Corp., 4.50% Sr. Unsec. Nts., 6/1/42	450,000	461,134
		4,010,270

Air Freight & Couriers—0.2%

United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	294,202

Building Products—0.5%

Owens Corning:
4.20% Sr. Unsec. Nts., 12/15/22	799,000	811,241
6.50% Sr. Unsec. Nts., 12/1/16	99,000	101,746
		912,987

Commercial Services & Supplies—1.1%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,124,000	1,110,948

Tyco International Finance SA, 5.125% Sr. Unsec. Nts., 9/14/45	455,000	462,386

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	350,000	338,092
		1,911,426

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	387,000	380,711

Industrial Conglomerates—0.4%

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	620,000	627,515

Machinery—1.7%

Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	470,000	456,180

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	454,000	476,900

Deere & Co., 3.90% Sr. Unsec. Nts., 6/9/42	350,000	328,806

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	722,000	761,576

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	430,000	435,728

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	420,000	425,578
		2,884,768

Marine—0.0%

AP Moeller Maersk, 3.875% Unsec. Nts., 9/28/25[2]	46,000	44,124

Road & Rail—1.9%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	615,000	614,416

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	321,122

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	342,000	319,884

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	196,000	194,457

Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[2]	883,000	893,403

Ryder System, Inc., 2.50% Sr. Unsec. Nts., 3/1/17	425,000	427,794

16	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Road & Rail (Continued)

Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	$ 400,000	$ 387,986
		3,159,062

Trading Companies & Distributors—0.5%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	824,000	826,060

Information Technology—4.9%

Communications Equipment—0.2%

Cisco Systems, Inc., 3.625% Sr. Unsec. Nts., 3/4/24	375,000	398,921

Electronic Equipment, Instruments, & Components—1.1%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	614,647

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	455,214

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	865,000	832,562
		1,902,423

IT Services—1.4%

Automatic Data Processing, Inc., 3.375% Sr. Unsec. Nts., 9/15/25	800,000	830,892

International Business Machines Corp., 3.625% Sr. Unsec. Nts., 2/12/24	950,000	983,048

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	519,000	539,527
		2,353,467

Semiconductors & Semiconductor Equipment—0.5%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	885,000	919,198

Software—0.8%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	330,000	331,475

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	550,620

Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	470,000	514,845
		1,396,940

Technology Hardware, Storage & Peripherals—0.9%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	525,000	513,990

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[2]	420,000	420,906
6.35% Sr. Unsec. Nts., 10/15/45[2]	587,000	533,294
		1,468,190

Materials—4.8%

Chemicals—2.3%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	492,000	441,759
4.125% Sr. Unsec. Nts., 3/15/35	196,000	159,722

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	427,000	427,277

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	745,000	617,145

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	825,000	812,625

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	665,000	648,272

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	229,323

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	216,195

17	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Chemicals (Continued)

Valspar Corp. (The): (Continued)
3.95% Sr. Unsec. Nts., 1/15/26	$ 510,000	$514,155
		4,066,473

Construction Materials—0.9%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	658,000	669,306
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	806,000	818,090
		1,487,396

Containers & Packaging—1.2%

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr.
Unsec. Nts., 1/15/23	850,000	845,750

International Paper Co.:
3.80% Sr. Unsec. Nts., 1/15/26	250,000	243,669
4.80% Sr. Unsec. Nts., 6/15/44	230,000	198,648

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	222,160
4.50% Sr. Unsec. Nts., 11/1/23	565,000	576,298
		2,086,525

Metals & Mining—0.4%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	242,784

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	209,000	142,695

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	340,000	275,366
		660,845

Telecommunication Services—4.6%

Diversified Telecommunication Services—4.2%

AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26[3]	587,000	586,613
4.35% Sr. Unsec. Nts., 6/15/45	1,305,000	1,084,457

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	641,000	925,437

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
2.40% Sr. Unsec. Nts., 3/15/17	427,000	431,419
5.15% Sr. Unsec. Nts., 3/15/42	270,000	245,902

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	365,000	377,702

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	540,000	639,441

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	402,000	400,344
4.50% Sr. Unsec. Nts., 9/15/20	1,095,000	1,186,633
4.522% Sr. Unsec. Nts., 9/15/48	1,254,000	1,097,605
5.012% Sr. Unsec. Nts., 8/21/54	354,000	315,975
		7,291,528

Wireless Telecommunication Services—0.4%

Rogers Communications, Inc.:
3.625% Sr. Unsec. Nts., 12/15/25	249,000	246,405
6.80% Sr. Unsec. Nts., 8/15/18	400,000	446,096
		692,501

18	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Utilities—7.2%

Electric Utilities—4.5%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	$632,000	$647,238

American Transmission Systems, Inc.:
5.00% Sr. Unsec. Nts., 9/1/44[2]	344,000	355,609
5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	513,377

Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	596,483

Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	356,000	367,938

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	798,000	821,253

Electricite de France SA, 4.875% Sr. Unsec. Nts., 1/22/44[2]	275,000	271,616

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	334,889

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	338,188

Kentucky Power Co., 6% Sr. Unsec. Nts., 9/15/17[2]	144,000	153,340

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	132,926

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	800,000	819,014

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	1,533,000	1,694,535

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	613,000	624,804
		7,671,210

Gas Utilities—0.3%

Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	455,000	453,838

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	425,000	425,923

Multi-Utilities—2.2%

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	277,705

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	376,601
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	946,000	1,051,649

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	218,000	221,366

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	294,000	277,457

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	365,932

Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	388,000	404,149

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25	561,000	559,909

Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	343,707
		3,878,475
Total Corporate Bonds and Notes (Cost $150,757,779)		148,971,118

	Shares

Investment Companies—13.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[5,6]	15,621,392	15,621,392

Oppenheimer Limited-Term Bond Fund, Cl. I5	1,765,165	8,013,851
Total Investment Companies (Cost $23,774,478)		23,635,243

Total Investments, at Value (Cost $174,948,317)	100.5%	173,043,277

Net Other Assets (Liabilities)	(0.5)	(905,355)

Net Assets	100.0%	$172,137,922

19	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

* January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $33,077,394 or 19.22% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2015	Gross Additions	Gross Reductions	Shares January 29, 2016[a]
Oppenheimer Institutional Money Market Fund, Cl. E	4,011,315	66,471,706	54,861,629	15,621,392
Oppenheimer Limited-Term Bond Fund, Cl. I	633,062	1,132,103	—	1,765,165

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$15,621,392	$17,470
Oppenheimer Limited-Term Bond Fund, Cl. I			8,013,851	104,938

Total			$23,635,243	$122,408

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

6. Rate shown is the 7-day yield at period end.

Futures Contracts as of January 29, 2016

						Unrealized
			Expiration	Number of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/21/16	32	$5,153,000	$(127,146)
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/16	212	46,348,500	219,051
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/16	7	844,703	14,309
United States Treasury Nts., 10 yr.	CBT	Sell	3/21/16	173	22,417,016	(410,884)

						$(304,670)

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

20	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $151,173,839)	$149,408,034
Affiliated companies (cost $23,774,478)	23,635,243

173,043,277

Cash	486,463

Cash used for collateral on futures	388,499

Receivables and other assets:
Interest, dividends and principal paydowns	1,754,166
Investments sold (including $799,449 sold on a when-issued or delayed delivery basis)	1,318,646
Shares of beneficial interest sold	172,604
Variation margin receivable	32,715
Other	15,723

Total assets	177,212,093

Liabilities
Payables and other liabilities:
Investments purchased (including $2,195,545 purchased on a when-issued or delayed delivery basis)	4,645,356
Shares of beneficial interest redeemed	210,850
Variation margin payable	134,544
Distribution and service plan fees	34,986
Dividends	10,918
Trustees’ compensation	7,115
Shareholder communications	1,315
Other	29,087

Total liabilities	5,074,171

Net Assets	$172,137,922

Composition of Net Assets
Par value of shares of beneficial interest	$16,607

Additional paid-in capital	177,416,868

Accumulated net investment loss	(8,979)

Accumulated net realized loss on investments	(3,076,864)

Net unrealized depreciation on investments	(2,209,710)

Net Assets	$172,137,922

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

21	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $126,335,079 and 12,186,909 shares of beneficial interest outstanding)	$10.37
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.89

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,133,276 and 3,004,940 shares of beneficial interest outstanding)	$10.36

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $109,378 and 10,554 shares of beneficial interest outstanding)	$10.36

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,353,850 and 805,458 shares of beneficial interest outstanding)	$10.37

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,206,339 and 599,162 shares of beneficial interest outstanding)	$10.36

See accompanying Notes to Financial Statements.

22	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 29, 20161 Unaudited

Investment Income
Interest	$3,175,755

Dividends - affiliated companies	122,408

Total investment income	3,298,163

Expenses
Management fees	372,014

Distribution and service plan fees:
Class A	151,524
Class C	148,153
Class R	17,421

Transfer and shareholder servicing agent fees:
Class A	135,335
Class C	32,610
Class I	16
Class R	7,723
Class Y	6,086

Shareholder communications:
Class A	5,511
Class C	1,738
Class I	2
Class R	450
Class Y	205

Custodian fees and expenses	10,964

Trustees’ compensation	8,963

Borrowing fees	1,266

Other	39,060

Total expenses	939,041
Less reduction to custodian expenses	(135)
Less waivers and reimbursements of expenses	(23,320)

Net expenses	915,586

Net Investment Income	2,382,577

Realized and Unrealized Loss
Net realized loss on:
Investments from unaffiliated companies	(1,808,457)
Closing and expiration of futures contracts	(592,783)
Swap contracts	(9,998)

Net realized loss	(2,411,238)

Net change in unrealized appreciation/depreciation on:
Investments	(1,781,500)
Futures contracts	(286,945)

Net change in unrealized appreciation/depreciation	(2,068,445)

Net Decrease in Net Assets Resulting from Operations	$(2,097,106)

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23	OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$2,382,577	$3,996,282

Net realized loss	(2,411,238)	(321,875)

Net change in unrealized appreciation/depreciation	(2,068,445)	(3,312,286)

Net increase (decrease) in net assets resulting from operations	(2,097,106)	362,121

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,876,067)	(3,120,169)
Class C	(339,985)	(570,676)
Class I	(1,899)	(3,700)
Class R	(97,886)	(157,183)
Class Y	(90,976)	(141,776)

	(2,406,813)	(3,993,504)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	26,352,677	19,799,737
Class C	4,244,308	9,092,638
Class I	2,459	101,606
Class R	2,357,541	1,549,166
Class Y	951,562	2,769,940

	33,908,547	33,313,087

Net Assets
Total increase	29,404,628	29,681,704

Beginning of period	142,733,294	113,051,590

End of period (including accumulated net investment income (loss) of $(8,979) and $15,257, respectively)	$172,137,922	$142,733,294

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.66	$10.90	$10.74	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.16	0.33	0.34	0.35	0.37	0.41
Net realized and unrealized gain (loss)	(0.29)	(0.24)	0.44	(0.05)	0.69	0.33

Total from investment operations	(0.13)	0.09	0.78	0.30	1.06	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.33)	(0.34)	(0.35)	(0.37)	(0.41)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.16)	(0.33)	(0.62)	(0.47)	(0.43)	(0.46)

Net asset value, end of period	$10.37	$10.66	$10.90	$10.74	$10.91	$10.28

Total Return, at Net Asset Value[4]	(1.23)%	0.84%	7.56%	2.70%	10.53%	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,335	$103,315	$86,231	$65,006	$56,674	$30,080

Average net assets (in thousands)	$123,631	$101,748	$70,792	$70,909	$42,490	$23,784

Ratios to average net assets:[5]
Net investment income	2.99%	3.07%	3.19%	3.17%	3.52%	4.02%
Expenses excluding interest and fees from borrowings	0.99%	1.01%	1.03%	1.04%	0.90%	0.86%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.99%	1.01%	1.03%	1.04%	0.90%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	1.00%	0.99%	1.00%	0.89%	0.80%

Portfolio turnover rate	37%	100%	119%	135%	123%	112%

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	1.00%
Year Ended July 31, 2015	1.02%
Year Ended July 31, 2014	1.04%
Year Ended July 31, 2013	1.05%
Year Ended July 31, 2012	0.91%
Period Ended July 29, 2011	0.86%

See accompanying Notes to Financial Statements.

25	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.65	$10.89	$10.73	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.12	0.25	0.26	0.27	0.28	0.30
Net realized and unrealized gain (loss)	(0.29)	(0.24)	0.44	(0.06)	0.69	0.34

Total from investment operations	(0.17)	0.01	0.70	0.21	0.97	0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.25)	(0.26)	(0.27)	(0.28)	(0.31)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.12)	(0.25)	(0.54)	(0.39)	(0.34)	(0.36)

Net asset value, end of period	$10.36	$10.65	$10.89	$10.73	$10.91	$10.28

Total Return, at Net Asset Value[4]	(1.61)%	0.08%	6.77%	1.84%	9.58%	6.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,133	$27,706	$19,280	$18,060	$16,454	$2,061

Average net assets (in thousands)	$29,818	$24,595	$17,588	$20,527	$9,231	$491

Ratios to average net assets:[5]
Net investment income	2.24%	2.32%	2.45%	2.42%	2.73%	3.00%
Expenses excluding interest and fees from borrowings	1.74%	1.78%	1.81%	1.83%	1.84%	2.48%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.74%	1.78%	1.81%	1.83%	1.84%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.75%	1.74%	1.75%	1.75%	1.75%

Portfolio turnover rate	37%	100%	119%	135%	123%	112%

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	1.75%
Year Ended July 31, 2015	1.79%
Year Ended July 31, 2014	1.82%
Year Ended July 31, 2013	1.84%
Year Ended July 31, 2012	1.85%
Period Ended July 29, 2011	2.48%

See accompanying Notes to Financial Statements.

26	OPPENHEIMER CORPORATE BOND FUND

Class I	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$10.65	$10.89	$10.73	$11.13

Income (loss) from investment operations:
Net investment income[3]	0.18	0.38	0.39	0.27
Net realized and unrealized gain (loss)	(0.29)	(0.24)	0.44	(0.28)

Total from investment operations	(0.11)	0.14	0.83	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.38)	(0.39)	(0.27)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.18)	(0.38)	(0.67)	(0.39)

Net asset value, end of period	$10.36	$10.65	$10.89	$10.73

Total Return, at Net Asset Value[4]	(1.02)%	1.29%	8.04%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110	$110	$12	$10

Average net assets (in thousands)	$109	$105	$11	$10

Ratios to average net assets:[5]
Net investment income	3.43%	3.52%	3.65%	3.61%
Expenses excluding interest and fees from borrowings	0.55%	0.56%	0.56%	0.56%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.55%	0.56%	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.55%	0.54%	0.55%

Portfolio turnover rate	37%	100%	119%	135%

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 28, 2012 (inception of offering) to July 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	0.56%
Year Ended July 31, 2015	0.57%
Year Ended July 31, 2014	0.57%
Period Ended July 31, 2013	0.57%

See accompanying Notes to Financial Statements.

27	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.66	$10.90	$10.74	$10.92	$10.29	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.14	0.31	0.32	0.32	0.34	0.36
Net realized and unrealized gain (loss)	(0.28)	(0.24)	0.44	(0.06)	0.68	0.34

Total from investment operations	(0.14)	0.07	0.76	0.26	1.02	0.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.31)	(0.32)	(0.32)	(0.33)	(0.36)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.15)	(0.31)	(0.60)	(0.44)	(0.39)	(0.41)

Net asset value, end of period	$10.37	$10.66	$10.90	$10.74	$10.92	$10.29

Total Return, at Net Asset Value[4]	(1.36)%	0.59%	7.29%	2.35%	10.12%	7.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,354	$6,189	$4,782	$3,734	$2,648	$611

Average net assets (in thousands)	$7,064	$5,572	$4,129	$3,880	$1,305	$203

Ratios to average net assets:[5]
Net investment income	2.73%	2.82%	2.94%	2.92%	3.22%	3.53%
Expenses excluding interest and fees from borrowings	1.24%	1.27%	1.30%	1.30%	1.31%	1.81%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.24%	1.27%	1.30%	1.30%	1.31%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.25%	1.24%	1.25%	1.24%	1.24%

Portfolio turnover rate	37%	100%	119%	135%	123%	112%

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	1.25%
Year Ended July 31, 2015	1.28%
Year Ended July 31, 2014	1.31%
Year Ended July 31, 2013	1.31%
Year Ended July 31, 2012	1.32%
Period Ended July 29, 2011	1.81%

See accompanying Notes to Financial Statements.

28	OPPENHEIMER CORPORATE BOND FUND

Class Y	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.65	$10.89	$10.72	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.17	0.36	0.36	0.38	0.36	0.41
Net realized and unrealized gain (loss)	(0.29)	(0.24)	0.46	(0.07)	0.71	0.33

Total from investment operations	(0.12)	0.12	0.82	0.31	1.07	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.36)	(0.37)	(0.38)	(0.38)	(0.41)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.17)	(0.36)	(0.65)	(0.50)	(0.44)	(0.46)

Net asset value, end of period	$10.36	$10.65	$10.89	$10.72	$10.91	$10.28

Total Return, at Net Asset Value[4]	(1.11)%	1.09%	7.93%	2.79%	10.67%	7.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,206	$5,413	$2,747	$687	$987	$26

Average net assets (in thousands)	$5,570	$4,275	$1,285	$1,195	$91	$22

Ratios to average net assets:[5]
Net investment income	3.22%	3.35%	3.38%	3.45%	3.53%	4.06%
Expenses excluding interest and fees from borrowings	0.74%	0.77%	1.87%	0.72%	0.97%	2.24%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.74%	0.77%	1.87%	0.72%	0.97%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.75%	0.75%	0.71%	0.72%	0.75%

Portfolio turnover rate	37%	100%	119%	135%	123%	112%

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	0.75%
Year Ended July 31, 2015	0.78%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	0.73%
Year Ended July 31, 2012	0.98%
Period Ended July 29, 2011	2.24%

See accompanying Notes to Financial Statements.

29	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

30	OPPENHEIMER CORPORATE BOND FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

31	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

During the fiscal year ended July 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$682,712

At period end, it is estimated that the capital loss carryforwards would be $3,093,950 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$174,948,317
Federal tax cost of other investments	19,927,857

Total federal tax cost	$194,876,174

Gross unrealized appreciation	$2,158,733
Gross unrealized depreciation	(4,368,443)

Net unrealized depreciation	$(2,209,710)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is

32	OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation (Continued)

open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

33	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

34	OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$436,916	$—	$436,916
Corporate Bonds and Notes	—	148,971,118	—	148,971,118
Investment Companies	23,635,243	—	—	23,635,243

Total Investments, at Value	23,635,243	149,408,034	—	173,043,277

35	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Futures contracts	$233,360	$—	$—	$233,360

Total Assets	$23,868,603	$149,408,034	$—	$173,276,637

Liabilities Table
Other Financial Instruments:
Futures contracts	$(538,030)	$—	$—	$(538,030)

Total Liabilities	$(538,030)	$—	$—	$(538,030)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund

36	OPPENHEIMER CORPORATE BOND FUND

4. Investments and Risks (Continued)

on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,195,545
Sold securities	799,449

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

37	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

38	OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $53,166,976 and $30,907,882 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any,

39	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

    The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    At period end, the Fund has no such credit default swap agreements outstanding..

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

40	OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must

41	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not
Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$ 32,715	*	Variation margin payable	$ 134,544	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for	Closing and expiration
as Hedging Instruments	of futures contracts	Swap contracts	Total

Credit contracts	$—	$(9,998)	$(9,998)
Interest rate contracts	(592,783)	—	(592,783)

Total	$(592,783)	$(9,998)	$(602,781)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments			Futures contracts
Interest rate contracts			$(286,945)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	4,014,453	$42,363,546	5,250,943	$57,286,158
Dividends and/or distributions reinvested	171,901	1,801,440	271,620	2,958,841
Redeemed	(1,695,385)	(17,812,309)	(3,738,713)	(40,445,262)

Net increase	2,490,969	$26,352,677	1,783,850	$19,799,737

Class C
Sold	813,931	$8,548,380	1,434,703	$15,632,780
Dividends and/or distributions reinvested	31,772	332,785	51,302	558,182
Redeemed	(442,413)	(4,636,857)	(654,458)	(7,098,324)

Net increase	403,290	$4,244,308	831,547	$9,092,638

42	OPPENHEIMER CORPORATE BOND FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class I
Sold	112	$1,179	9,034	$99,176
Dividends and/or distributions reinvested	165	1,735	308	3,355
Redeemed	(43)	(455)	(85)	(925)

Net increase	234	$2,459	9,257	$101,606

Class R
Sold	302,616	$3,173,382	276,061	$3,009,440
Dividends and/or distributions reinvested	9,124	95,623	14,123	153,812
Redeemed	(86,831)	(911,464)	(148,246)	(1,614,086)

Net increase	224,909	$2,357,541	141,938	$1,549,166

Class Y
Sold	212,503	$2,231,216	894,889	$9,704,267
Dividends and/or distributions reinvested	8,653	90,580	12,779	138,895
Redeemed	(130,465)	(1,370,234)	(651,534)	(7,073,222)

Net increase	90,691	$951,562	256,134	$2,769,940

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$80,055,091	$55,505,432

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

43	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

44	OPPENHEIMER CORPORATE BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 29, 2016	$29,923	$673	$1,356

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00%, 1.75%, 0.55%, 1.25% and 0.75% for Class A, Class C, Class I, Class R and Class Y shares, respectively. During the reporting period, the Manager waived fees and/or reimbursed the Fund $12,030, $2,935, $11, $694 and $541 for Class A, Class C, Class I, Class R and Class Y, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $7,109 for management fees.

45	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

46	OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

47	OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited /Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail corporate bond funds. The Board noted that the Fund slightly underperformed its performance category median for the one-year period and outperformed its performance category median for the three-year period.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail corporate bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and its category median, and its total expenses were higher than its peer group median and its category median. The Board also noted that within the total asset range of $50 million to $100 million, the Fund’s effective management fee rate was lower than its peer group median and higher than its category median. The Board also considered that the Adviser has voluntarily agreed to limit the total annual operating expenses for all classes of shares of the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.00% for Class A Shares, 1.75% for Class C Shares, 1.25% for Class R Shares, 0.75% for Class Y Shares, and 0.55% for Class I Shares. This fee waiver and/or expense reimbursement may be amended at or withdrawn at any time without prior notice to shareholders.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies

48	OPPENHEIMER CORPORATE BOND FUND

of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49	OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50	OPPENHEIMER CORPORATE BOND FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Corporate Bond Fund	1/29/16	99.9%	0.0%	0.1%

51	OPPENHEIMER CORPORATE BOND FUND

OPPENHEIMER CORPORATE BOND FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

52	OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

53	OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

54	OPPENHEIMER CORPORATE BOND FUND

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55	OPPENHEIMER CORPORATE BOND FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016